UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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TSS, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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110 E. Old Settlers Blvd,
Round Rock, TX 78664
(512) 310-3100

April 29, 2016

Dear Stockholder,

We cordially invite you to attend our 2016 Annual Meeting of Stockholders to be held at 10:00 a.m., Central Daylight Time, on Thursday, June 9, 2016, at our offices located at 110 E. Old Settlers Blvd, Round Rock, Texas 78664. The attached notice of annual meeting and this proxy statement describe the business we will conduct at the annual meeting and provide information about us that you should consider when you vote your shares.

At the annual meeting, one person will be elected as a Class II director. In addition, we will ask stockholders to approve, on an advisory basis, the compensation of our named executive officers and to ratify the appointment of Weaver & Tidwell, L.L.P. as our independent registered public accounting firm for our fiscal year ending December 31, 2016. The enclosed proxy statement contains the recommendation of our Board of Directors on each of these proposals.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,

/s/ Anthony Angelini

Anthony Angelini
President and Chief Executive Officer

TSS, INC.
110 E. Old Settlers Blvd,
Round Rock, TX 78664
(512) 310-3100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 9, 2016

To the Stockholders
of TSS, Inc.:

NOTICE IS HEREBY GIVEN that the 2016 annual meeting of stockholders of TSS, Inc. will be held at 10:00 a.m., Central Daylight Time, on June 9, 2016 (the “Annual Meeting”) at our offices located at 110 E. Old Settlers Blvd, Round Rock, Texas 78664 for the following purposes:

1.	To elect Mr. Anthony Angelini as a Class II director to serve a three-year term;
2.	To approve, on an advisory basis, the compensation of our named executive officers;
3.	To ratify the appointment of Weaver & Tidwell, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and
4.	To transact such other business as may properly be presented before the Annual Meeting and any adjournments or postponements thereof.

Only those holders of our common stock of record as of the close of business on April 28, 2016, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at our offices at 110 E. Old Settlers Blvd, Round Rock, Texas 78664.

A total of 15,641,824 shares of our common stock were issued and outstanding as of that record date. Each share of our common stock entitles its holder to one vote. Cumulative voting of shares of common stock is not permitted.

All stockholders are cordially invited to attend the Annual Meeting. At least a majority of all issued and outstanding shares of common stock on the record date is required to constitute a quorum. Accordingly, whether you plan to attend the Annual Meeting or not, we ask that you complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Anthony Angelini

Anthony Angelini
President and Chief Executive Officer

i

TSS, INC.
110 E. Old Settlers Blvd,
Round Rock, TX 78664
(512) 310-3100

PROXY STATEMENT
2016 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2016 Annual Meeting of Stockholders, and any adjournments or postponements of the meeting, to be held at 10:00 a.m., Central Daylight Time, on Thursday, June 9, 2016, at 110 E. Old Settlers Blvd, Round Rock, Texas 78664. This proxy statement along with the accompanying notice of annual meeting of stockholders summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 9, 2016. The proxy statement and annual report to security holders are available at http://www.cstproxy.com/totalsitesolutions/2016.

On or around April 29, 2016, we began sending this proxy statement, the attached notice of annual meeting of stockholders and the enclosed proxy card to all stockholders entitled to vote at the meeting. Although not part of this proxy statement, our 2015 Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2015, accompanies this proxy statement. You can also find a copy of this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2015 at http://www.cstproxy.com/totalsitesolutions/2016.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on April 28, 2016 are entitled to vote at the annual meeting. On this record date, there were 15,641,824 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by providing a signed statement of revocation or a duly executed proxy card bearing a later date to us at 110 E. Old Settlers Blvd, Round Rock, Texas 78664, Attention: John Penver, Chief Financial Officer. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, 17 Battery Place, New York, NY 10004, or you have stock certificates, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.
•	In person at the meeting. If you attend the annual meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By mail. You will receive instructions from your bank, broker or other nominee explaining how to vote your shares.
•	In person at the meeting. Contact the bank, broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of Mr. Anthony Angelini as a Class II director;
•	“FOR” the proposal to approve the compensation of our named executive officers; and
•	“FOR” the ratification of the appointment of Weaver & Tidwell, L.L.P. as our independent registered public accounting firm for our fiscal year ending December 31, 2016.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Revoke My Proxy?

If you give us your proxy, you may revoke it at any time before the meeting. You may revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it, as instructed above;
•	notifying us at 110 E. Old Settlers Blvd, Round Rock, Texas 78664, Attention: John Penver, Chief Financial Officer, in writing before the annual meeting that you have revoked your proxy; or
•	attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy, unless you specifically request it.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, your shares will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?”

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority to vote your unvoted shares on Proposal 3, even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your bank, broker or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, this is referred to as a “broker non-vote.”

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect One Director	The affirmative vote of a plurality of the shares of common stock cast by stockholders present in person or represented by proxy at the annual meeting is required to elect Mr. Anthony Angelini as a Class II director. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote for the election of directors. Banks, brokers, and other nominees do NOT have the authority to vote your uninstructed shares in the election of directors. If you hold your shares in street name and you do not instruct your bank, broker, or other nominee how to vote your shares in the election of directors, no votes will be cast on your behalf. Broker non-votes will have no effect on the outcome of the election.
Proposal 2: Approve, on an advisory basis, the compensation of our named executive officers	The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers. Banks, brokers and other nominees do NOT have the authority to vote your uninstructed shares for the approval of the proposal. If you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote your shares in the approval of the proposal, no vote will be cast on your behalf. Abstentions and broker non-votes will be treated as shares represented at the meeting and will have the same effect as votes against this proposal.
Proposal 3: Ratify the Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the annual meeting is required to ratify the appointment of the independent registered public accounting firm. Abstentions will be treated as shares represented at the meeting and will have the same effect as votes against this proposal. Banks, brokers, and other nominees have discretionary authority to vote customers’ uninstructed shares held by the firms in street name on this proposal. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. If our stockholders do not ratify the appointment of Weaver & Tidwell, L.L.P. as our independent registered public accounting firm for the year ending December 31, 2016, our Audit Committee of our Board of Directors will reconsider its appointment.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election, Continental Stock Transfer & Trust Company, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, receive any written comments you make on the proxy card or elsewhere.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock as of the record date is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The annual meeting will be held at 10:00 a.m., Central Daylight Time, on Thursday, June 9, 2016, at our offices at 110 E. Old Settlers Blvd, Round Rock, Texas 78664. When you arrive at our offices, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission has adopted a rule concerning the delivery of annual disclosure documents. The rule allows us, or your broker, to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If you do not wish to participate in “householding” and would like to receive your own set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another stockholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•	If your shares are registered in your own name, please contact our transfer agent, Continental Stock Transfer & Trust Company, and inform them of your request by calling them at 212.509.4000 ext. 206, or by e-mail at cstmail@continentalstock.com, or writing them at 17 Battery Place, New York, NY 10004.
•	If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 28, 2016 for (a) each of our executive officers named in the Summary Compensation Table on page 12 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 15,641,824 shares of common stock outstanding on April 28, 2016. Unless otherwise indicated, the address for each director and current executive officer is c/o TSS, Inc., 110 E. Old Settlers Blvd, Round Rock, Texas 78664.

	Beneficially Owned	Ownership
Directors and Executive Officers
Peter H. Woodward(1)	3,253,708	19.24%
Anthony Angelini(2)	390,000	2.49%
Gerard J. Gallagher(3)	1,308,251	8.28%
Daniel J. Phelps(4)	311,999	1.98%
John K. Penver(5)	273,550	1.75%
Martin T. Olsen(6)	380,000	2.43%
All directors and officers combined as a group (6 persons)(7)	5,917,508	34.37%
5% Stockholders
MHW Capital Management, LLC(8)	3,253,708	19.24%
Norman H. Pessin(9)	2,721,189	17.40%
Lalit Aggarwal(10)	986,039	6.30%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)	Derived from a Schedule 13D/A (Amendment No. 4) filed jointly by MHW Capital Management, LLC, Peter H. Woodward, MHW Partners, L.P., and MHW SPV II, LLC on February 10, 2015. According to the Schedule 13D/A, MHW Capital Management LLC has shared voting and dispositive power with respect to 3,103,708 shares, MHW Partners, LP, has shared voting and dispositive power with respect to 825,086 shares, and MHW SPV II, LLC has sole voting and dispositive power with respect to 1,115,827 shares that are issuable upon exercise of a warrant. The warrant is exercisable for a period of five years from February 3, 2015, at an exercise price of $0.50 for 472,500 shares, $1.00 for 425, 250 shares, and $1.30 for 218,077 shares. Mr. Woodward has shared voting and dispositive power with respect to 3,103,708 shares, and he has sole voting and dispositive power with respect to 150,000 shares that may be acquired within 60 days of the record date by exercising stock options. Mr. Woodward is a principal of MHW Capital Management, LLC, which is the investment manager of MHW Partners, LP and MHW SPV II, LLC, and may be considered to have beneficial ownership of the shares held by MHW Partners, LP and other entities for which MHW Capital Management, LLC acts as investment manager. Mr. Woodward disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in the shares. The business address of MHW Capital Management is 150 East 52nd Street, New York, New York 10022.
(2)	Includes 70,000 shares of restricted stock that are subject to forfeiture.
(3)	Includes 60,233 shares issuable upon the conversion of a note held by Mr. Gallagher and includes 100,000 shares that are issuable upon exercise of a warrant held by Mr. Gallagher. The warrant is exercisable for a period of five years from December 21, 2015, at an exercise price of $0.15 per share.
(4)	Includes 150,000 shares that may be acquired by Mr. Phelps by exercising stock options.
(5)	Includes 125,000 shares of restricted stock that are subject to forfeiture.
(6)	Includes 40,000 shares of restricted stock that are subject to forfeiture.
(7)	Includes 1,215,827 shares issuable upon exercise of warrants, 60,233 shares issuable upon conversion of a note, and 300,000 shares that may be acquired by exercising stock options.

(8)	Derived from a Schedule 13D/A (Amendment No. 4) filed jointly by MHW Capital Management, LLC and Peter H. Woodward on February 10, 2015. According to the Schedule 13D/A, MHW Capital Management and Mr. Woodward may be deemed to be beneficial owners of these shares and have shared voting and dispositive power with respect to these shares. The business address of MHW Capital Management, LLC and Mr. Woodward is 150 East 52nd Street, New York, New York 10022.
(9)	Derived from a Schedule 13D/A (Amendment No. 2) filed jointly by Norman H. Pessin and Brian Pessin on March 16, 2016. According to the Schedule 13D/A, Mr. Norman Pessin has sole voting and dispositive power with respect to 2,168,789 shares, and Mr. Brian Pessin has sole voting and dispositive power with respect to 552,400 shares. The business address of Mr. Norman Pessin and Mr. Brian Pessin is 366 Madison Avenue, 14th Floor, New York 10017.
(10)	Derived from the Schedule 13G/A (Amendment No. 3) filed by Lalit Aggarwal on February 17, 2015. According to the Schedule 13G/A, Mr. Aggarwal has sole voting and dispositive power with respect to 426,407 and shared voting and dispositive power with respect to 559,632 shares. The business address of Mr. Aggarwal is 2 Bloor Street West, Suite 2602, Toronto, ON M4W 3E2.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our Certificate of Incorporation and Amended and Restated Bylaws provide that our business is to be managed by or under the direction of our Board of Directors. We do not have a policy as to whether the role of Chief Executive Officer and Chairman of the Board of Directors should be separate or combined or whether the Chairman of the Board of Directors should be a management or non-management director. Our Board of Directors believes that having an independent director serve as the non-executive Chairman of our Board of Directors is in the best interests of our stockholders. This structure allows the Chairman of our Board of Directors to focus on the effectiveness of our Board of Directors while the Chief Executive Officer focuses on executing our strategic plan and managing our operations and performance.

In accordance with our Certificate of Incorporation, our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of four members, classified into three classes as follows:

•	Mr. Anthony Angelini constitutes a class with a term ending at the 2016 Annual Meeting of Stockholders;
•	Messrs. Peter H. Woodward and Daniel J. Phelps constitute a class with a term ending at the 2017 Annual Meeting of Stockholders; and
•	Mr. Gerard J. Gallagher constitutes a class with a term ending at the 2018 Annual Meeting of Stockholders; and

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Our Board of Directors has voted to nominate Mr. Angelini for election at the 2016 Annual Meeting of Stockholders for a term of three years to serve until the 2019 Annual Meeting of Stockholders and until his successor has been elected and qualified, or until his earlier death, resignation or removal.

Set forth below are the names of the person nominated as directors and our current directors whose terms do not expire this year, their ages, their offices in the company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors, the names of other public companies in which such persons have held directorships during the past five years, and the experience, qualifications, attributes and skills that support the conclusion that these persons should serve as members of our Board of Directors. Mr. Woodward and Mr. Phelps are non-employee directors and the members of the Audit Committee and the Compensation Committee.

Name	Age	Position with the Company
Peter H. Woodward	43	Chairman
Daniel J. Phelps	48	Director
Anthony Angelini	52	Chief Executive Officer and Director
Gerard J. Gallagher	59	Chief Technology Officer and Director

Peter H. Woodward, age 43, has been a Director since January 3, 2012, and Chairman of our Board of Directors since March 2012. Mr. Woodward is the Founder and President of MHW Capital Management, a private investment firm that takes concentrated positions in micro-cap turnaround companies, with a focus on the technology sector. Prior to founding MHW Capital Management in 2005, Mr. Woodward was a Managing Director at Regan Fund Management Ltd., a hedge fund group specializing in active equity investments in public companies and revitalizing their business plans. In addition to serving on our Board of Directors, Mr. Woodward is currently the Chief Executive Officer and director of Cartesian, Inc. and a director and Chairman of Precision Optics Corporation. Previously, he served as Chairman of the Board of Hampshire Group, Limited, a Director at News Edge Corp., Zomax, Inc. and Innodata-Isogen, Inc. Mr. Woodward holds a Bachelor of Arts degree in Economics from Colgate University and a Master’s degree in International Economics from Columbia University. He is a Chartered Financial Analyst. Mr. Woodward is very familiar with our industry and his capital markets experience is valuable to our Board of Directors.

Daniel J. Phelps, age 48, has been a Director since August 2012. Mr. Phelps is a Managing Director of Salt Creek Capital, a California-based private equity firm he founded in July 2009. Previously, Mr. Phelps served as a General Partner and founding member of Duchossois Technology Partners, a Chicago-based venture capital firm, where he led software and networking investments, and as a General Partner of Opus Capital, a California-based venture capital firm. Mr. Phelps also held an investment management position with the Pritzker Financial Office in Chicago and was a member of the Financial Services group at Ernst & Young LLP. Mr. Phelps currently serves as a member of the Board of Directors of Infoblox (NYSE:BLOX), a leading provider of automated network control solutions, and on the Board of Directors of a number of private companies in the Salt Creek Capital portfolio. Mr. Phelps holds a B.S. degree in business administration from The Ohio State University and an M.B.A. from the University of Chicago and is a certified public accountant (inactive). Mr. Phelps provides our Board of Directors with financial expertise and significant experience in the private equity and venture capital industry analyzing, investing in, and serving on the boards of technology companies.

Anthony Angelini, age 52, has served as a Director and as our Chief Executive Officer since January 2012. From September 2007 until January 2012, Mr. Angelini ran his own consulting company working with private and public companies in the areas of operations and growth strategy development. From February 2004 through September 2006, Mr. Angelini was the Chief Executive Officer of Zomax, Inc., a publicly traded provider of supply chain services. From 1998 to February 2004, Mr. Angelini held multiple executive-level positions at Zomax. From 1989 to 1998, Mr. Angelini founded and led the growth of several service-based private companies that were sold to Zomax in 1998. Mr. Angelini received a Bachelor of Business Administration in Finance from California State University, Chico in 1986. Mr. Angelini has over 20 years of experience as an operator and manager, including as a chief executive officer of a publicly traded company.

Gerard J. Gallagher, age 59, is a Director and our Chief Technical Officer. He has been a Director since our acquisition of TSS/Vortech in January 2007, and previously served as our President and Chief Operating Officer until August 13, 2013, when he was appointed Chief Technical Officer. Mr. Gallagher has more than 30 years of experience in mission-critical fields. Since 2002, he has served as the co-founder and President of TSS and the co-founder and President of Vortech. From 1998 to 2001, Mr. Gallagher served as the President of the Total Site Solutions division of Encompass Services Corp. From 1997 to 1998, he served as the President of the Total Site Solutions division of Commercial Air, Power & Cable, Inc. From 1991 to 1997, he served as the Chief Facilities Operations and Security Officer of the International Monetary Fund. From 1980 to 1991, Mr. Gallagher also served in various capacities at Com Site International, most recently as Senior Vice President of Engineering and Sales. Mr. Gallagher received a Bachelor of Science in Fire Science from the University of Maryland and a Bachelor of Science in Organizational Management (Summa Cum Laude) from Columbia Union College. Mr. Gallagher provides our Board of Directors insight into the ownership and operation of mission-critical services business and perspective related to industry trends, technical innovations, operational matters, marketing, and sales.

Director Independence

The Board of Directors has adopted the director independence standards of The NASDAQ Stock Market, LLC. Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the company, either directly or indirectly. Based upon this review, our Board of Directors has determined that each of Mr. Woodward and Mr. Phelps is an “independent director” as defined by The NASDAQ Stock Market, LLC and has no material relationship with us, except as a director and/or stockholder. When determining the independence of Mr. Woodward, the Board of Directors considered the amount of stock owned by Mr. Woodward.

Role in Risk Oversight

As part of its general responsibility to manage our business, the Board of Directors has oversight responsibility with respect to risk management. The Board of Directors has delegated primary responsibility for risk oversight and the monitoring of our significant areas of risk to the Audit Committee. In accordance with its charter, the Audit Committee inquires of management and our independent registered accounting firm about significant risks or exposures to risks and discusses guidelines and policies to govern the steps management has taken to minimize these risks. The Audit Committee regularly reports the results of these inquiries and discussions to our Board of Directors.

Committees of the Board of Directors and Meetings

Meeting Attendance

Although we do not have any formal policy regarding director attendance at our annual meetings, we attempt to schedule our annual meetings so that all of our directors can attend. All of our directors attended the 2015 Annual Meeting of Stockholders either in person or telephonically. During 2015, the Board of Directors met five times. During the fiscal year ended December 31, 2015, all of our directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served.

Audit Committee

Our Audit Committee currently has two members, Peter H. Woodward and Daniel J. Phelps. Our Audit Committee’s role and responsibilities are set forth in a written charter and include the authority to retain and terminate the services of our independent registered public accounting firm, review annual financial statements, review quarterly financial statement, consider matters relating to accounting policy and internal controls and review the scope of annual audits. The Audit Committee met seven times in 2015.

Each of Mr. Woodward and Mr. Phelps satisfies the current independence standards promulgated by the Securities and Exchange Commission and The NASDAQ Stock Market, LLC, as such standards apply specifically to members of audit committees. The Board has determined that each of Mr. Woodward and Mr. Phelps is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at www.totalsitesolutions.com.

Compensation Committee

Our Compensation Committee currently has two members, Peter H. Woodward and Daniel J. Phelps. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, Chief Technical Officer, Chief Financial Officer and Executive Vice President, Sales & Marketing and conducts its decision-making process with respect to their compensation without the Chief Executive Officer, Chief Technical Officer, Chief Financial Officer and Executive Vice President, Sales & Marketing present. Each of Mr. Woodward and Mr. Phelps qualifies as an independent director under the definition promulgated by The NASDAQ Stock Market, LLC. The Compensation Committee met once in 2015.

The Compensation Committee has the responsibility to:

•	review, modify and approve our overall compensation strategy;
•	recommend to the Board of Directors the compensation and terms of employment of our executive officers, including Anthony Angelini, our Chief Executive Officer, Gerard J. Gallagher, our Chief Technical Officer, John K. Penver, our Chief Financial Officer, and Martin T. Olsen, our Executive Vice President, Sales & Marketing, and to evaluate their respective performance in light of relevant goals and objectives;

•	review and recommend to our Board of Directors the type and amount of compensation to be paid or awarded to the members of our Board of Directors;
•	recommend to our Board of Directors the adoption, amendment and termination of any bonus, equity and other deferred compensation plans;
•	administers all equity-based plans, including the 2015 Omnibus Incentive Compensation Plan;
•	determine appropriate insurance coverage for our executive officers and directors; and
•	review, discuss and assess its own performance at least annually.

Our Compensation Committee approves and makes recommendations to our Board of Directors with respect to the compensation for our executive officers (other than Mr. Angelini) with the advice of Mr. Angelini and/or one or more other executive officers designated by Mr. Angelini. Although the Compensation Committee receives information and recommendations regarding the design and level of compensation for the executive officers from management, the Compensation Committee makes the final recommendations to the Board of Directors as to the design and compensation levels for the executive officers. To the extent we enter into employment agreements with our executive officers, those agreements would be subject to negotiation between us and the applicable executive officer. The Compensation Committee did not engage a compensation consultant in 2015.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.totalsitesolutions.com.

Nominations for Directors

We do not currently have a standing Nominating Committee. Our Board of Directors has determined that Mr. Woodward and Mr. Phelps, the independent members of the Board of Directors, adequately fulfill the obligations of a nominating committee without the need of incurring additional costs of committee meetings.

The Board of Directors considers recommendations of potential candidates from current directors, management and stockholders. Stockholders’ nominations for directors must be made in writing and must include the following information:

•	the name, age, business address, and residence address of the nominee;
•	the principal occupation or employment of the nominee;
•	the number of shares of our common stock that are beneficially owned by the nominee;
•	any other information relating to the nominee that is required to be disclosed in the solicitations for proxies for the election of directors under the rules and regulations of the Securities and Exchange Commission;
•	the name and record address of the stockholder making the nomination; and
•	the number of shares of common stock that are beneficially owned by the stockholder making the nomination.

Nominations by stockholders must be delivered to or mailed and received at our headquarters address listed below, and generally must be received no later than 60 days nor earlier than 90 days prior to the meeting. However, in the event that less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholders to be timely must be received no later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.

Secretary of TSS, Inc.
110 E. Old Settlers Blvd.
Round Rock, Texas 78664

If a vacancy were to occur on the Board of Directors or if the Board were to increase the number of directors, the Board of Directors would identify potential candidates to fill the vacancy. Although there are no specific qualifications and standards that must be met by a candidate or any specific qualities or skills that a candidate must possess, the Board of Directors would evaluate a candidate on a wide variety of factors. These factors include the candidate’s background and qualifications, diversity and business experience, and commitment to serving on the Board of Directors and its committees. It is preferable that candidates have a reputation for sound business judgment and integrity and inspire trust and confidence in the other directors. The Board of Directors does not have a formal policy regarding diversity in identifying candidates but rather considers diversity among the various factors relevant to any particular candidate.

Stockholder Communications to the Board

Stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board of Directors at 110 E. Old Settlers Blvd, Round Rock, Texas 78664. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:

•	junk mail and mass mailings,
•	resumes and other forms of job inquiries,
•	surveys, or
•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation earned during the last two fiscal years ended December 31, 2015 and 2014 to (1) our President and Chief Executive Officer, (2) our Chief Technical Officer, (3) our Chief Financial Officer, and (4) our Executive Vice President, Sales & Marketing (collectively, the “named executive officers”).

Name and Principal Position(s)	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	Other Compensation		Total
Anthony Angelini President and Chief Executive Officer	2015	$350,000	$—	$102,000	$—	$—		$452,000
	2014	350,000	—	—	—	—		350,000
Gerard J. Gallagher Chief Technical Officer	2015	75,000	—	—	—	24,479	(3)	99,479
	2014	75,051	—	—	—	32,170		107,221
John K. Penver(4) Chief Financial Officer	2015	250,000		36,500	—	—		286,500
	2014	77,885	—	50,000	27,000	33,500		188,385
Martin T. Olsen(5) Executive Vice President, Sales & Marketing	2015	250,000		58,400	—	—		308,400
	2014	244,366	—	122,500	62,500	—		429,366

(1)	Amounts shown are the aggregate grant date fair value of restricted stock awards. The grant date fair value of the award is based on the closing price per share of our common stock on the grant date.
(2)	Amounts shown are the aggregate grant date fair value of the stock options granted during 2014. These amounts were estimated using the valuation models described in Note 8 to the Consolidated Financial Statements included in the 2015 Annual Report on Form 10-K.
(3)	Amount represents interest paid to Mr. Gallagher under a promissory note held by Mr. Gallagher.
(4)	Mr. Penver became our Chief Financial Officer on August 29, 2014.
(5)	Mr. Olsen became our Executive Vice President, Sales & Marketing on January 14, 2014.

Outstanding Equity Awards at 2015 Fiscal Year End

The following table provides information about all equity compensation awards held by the named executive officers at December 31, 2015.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)		Option exercise price ($)(1)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of share or units of stock that have not vested(2) ($)
Anthony Angelini		750,000	(3)	0.44	4/30/2022	140,000	(4)	$18,200
John K. Penver		200,000	(5)	0.20	8/29/2024	100,000	(6)	13,000
						50,000	(7)	6,500
						150,000		19,500
Martin T. Olsen		200,000	(5)	0.49	1/14/2024	100,000	(8)	13,000
						80,000	(9)	10,400
						180,000		23,400

(1)	Equal to the average of the high and low bid prices for our common stock reported daily on the OTCQB marketplace during the 20 trading days following the grant date.
(2)	Represents the value of the restricted stock based on a closing price of $0.13 per share of common stock on the OTCQB marketplace on December 31, 2015.
(3)	These options become exercisable in installments when the fair market value of our common stock is at least a specified amount for 20 consecutive business day as described below:

Amount	Fair Market Value
125,000	$1.50
125,000	2.00
125,000	2.50
125,000	3.00
125,000	3.50
125,000	4.00

Other than options to purchase 250,000 shares of our common stock that become exercisable when the fair market value of our common stock is $3.50 and $4.00 per share for 20 consecutive business days, these options become immediately exercisable upon the termination of Mr. Angelini’s employment by us for Cause (as defined in his employment agreement), by Mr. Angelini for Good Reason (as defined in his employment agreement), or upon his death or disability, provided that the fair market value of our common stock is at least $1.00 for five trading days between the grant date and the date Mr. Angelini’s employment is terminated.

(4)	Represents an award of 140,000 restricted shares of our common stock granted to Mr. Angelini on March 11, 2015, under our 2006 Omnibus Incentive Compensation Plan (the “2006 Plan”). Subject to the following sentence, Mr. Angelini will forfeit these shares upon the termination of his employment with us. These restricted shares will vest and no longer be subject to forfeiture upon (a) a Change in Control of the Corporation (as defined in the 2006 Plan), or (b) on January 20, 2016 with respect to 70,000 shares, and on January 20, 2017 with respect to 70,000 shares.

(5)	These options become exercisable in installments when the fair market value of our common stock is at least a specified amount for 20 consecutive business days as described below:

Amount	Fair Market Value
100,000	$2.00
100,000	3.00

These options become immediately exercisable in the event of a Change in Control (as defined in the executive’s employment agreement).

(6)	Represents an award of 250,000 restricted shares of our common stock granted to Mr. Penver in accordance with the employment agreement, dated August 29, 2014, between Mr. Penver and us. The restricted shares shall vest in installments as follows: 50,000 shares vested on September 29, 2014, 100,000 shares vested on August 29, 2015, and the remaining 100,000 shares will vest on August 29, 2016. All unvested shares of restricted stock will vest upon a Change in Control (as defined in the employment agreement).
(7)	Represents an award of 50,000 restricted shares of our common stock granted to Mr. Penver on March 11, 2015, under the 2006 Plan. Subject to the following sentence, Mr. Penver will forfeit these shares upon the termination of his employment with us. These restricted shares will vest and no longer be subject to forfeiture upon (a) a Change in Control of the Corporation (as defined in the 2006 Plan), or (b) on January 20, 2016 with respect to 25,000 shares, and on January 20, 2017 with respect to 25,000 shares
(8)	Represents an award of 250,000 restricted shares of our common stock granted to Mr. Olsen in accordance with the employment agreement, dated January 29, 2014, between Mr. Olsen and us. The restricted shares vested in installments as follows: 25,000 shares on February 14, 2014, 125,000 shares on January 14, 2015, and 100,000 shares on January 14, 2016.
(9)	Represents an award of 80,000 restricted shares of our common stock granted to Mr. Olsen on March 11, 2015, under the 2006 Plan. Subject to the following sentence, Mr. Olsen will forfeit these shares upon the termination of his employment with us. These restricted shares will vest and no longer be subject to forfeiture upon (a) a Change in Control of the Corporation (as defined in the 2006 Plan), or (b) on January 20, 2016 with respect to 40,000 shares, and on January 20, 2017 with respect to 40,000 shares

Retirement Plans

We have a tax qualified 401(k) plan designed to assist our eligible officers and employees in providing for their retirement. We currently do not match employee contributions to the plan.

Employment Agreements

Employment Agreement with Anthony Angelini

On January 3, 2012, we entered into an employment agreement with Mr. Angelini. Under that employment agreement, Mr. Angelini’s annual base salary was $250,000 and he is eligible to receive a bonus in an amount and on terms established by our Board of Directors. On March 14, 2012, that employment agreement was amended to increase Mr. Angelini’s base salary to $350,000. Mr. Angelini is entitled to receive vacation, health insurance, and other benefits generally made available to our other executives and reimbursement for reasonable, out-of-pocket expenses actually incurred by him relating to travel to our various corporate offices. If we terminate Mr. Angelini’s employment other than for “Cause” (as defined in the employment agreement), Mr. Angelini terminates his employment for a “Good Reason” (as defined in the employment agreement), or his employment is terminated by reason of his death or disability, we will pay Mr. Angelini a lump sum payment equal to his then current base salary.

Employment Agreement with Gerard J. Gallagher

On January 19, 2007, we entered into an employment agreement with Gerard J. Gallagher, which was subsequently amended on August 26, 2008, February 28, 2010, March 15, 2012, May 21, 2013, and August 13, 2013. Pursuant to the employment agreement, Mr. Gallagher agreed to serve as our Chief Technical Officer. Mr. Gallagher’s current base compensation is $75,000. Mr. Gallagher is also eligible to receive an annual bonus of up to 50% of his then applicable base compensation (the amount of the bonus and the criteria for the bonus to be determined by our Board of Directors). In addition to base compensation and eligibility for a bonus, Mr. Gallagher is entitled to receive vacation, health insurance and other benefits as generally made available to our other executives.

Employment Agreement with John K. Penver

Mr. Penver, age 53, has been our Chief Financial Officer since August 29, 2014, and, from July 2, 2014, until August 29, 2014, was our Interim Chief Financial Officer. Mr. Penver was the Chief Financial Officer of Fallbrook Technologies, Inc., a privately held manufacturer of mechanical transmission systems and technologies, from November 2012 until February 2014. From February 2005 until October 2012, Mr. Penver was the Vice President of Finance, Chief Financial Officer and Company Secretary of Active Power, Inc., a manufacturer of uninterruptible power systems and modular infrastructure solutions for data centers. Mr. Penver has also held a number of senior financial leadership positions including with Silicon Gaming, Inc., Factory Logic, Inc. and Deloitte & Touche LLP in the United States and Australia. Mr. Penver has an MBA from Santa Clara University and a Bachelor of Business degree from Monash University (Australia), and is a Certified Public Accountant as well as a Chartered Accountant.

On August 29, 2014, we entered into an employment agreement with Mr. Penver. Under that employment agreement, Mr. Penver’s annual base salary is $250,000, and he is eligible to receive a bonus in an amount and on terms established by our Board of Directors. Mr. Penver is entitled to receive vacation, health insurance, and other benefits generally made available to our other executives. If we terminate Mr. Penver’s employment other than for “Cause” (as defined in the employment agreement) or Mr. Penver terminates his employment for a “Good Reason” (as defined in the employment agreement), we will continue paying Mr. Penver his base salary commencing on the date of termination and ending (a) six months from the date of termination, or (b) twelve months from the date of termination if the termination of employment is terminated within twelve months following a Change in Control of the Company (as defined in the employment agreement).

Employment Agreement with Martin T. Olsen

Mr. Olsen, age 37, became our Executive Vice President, Sales and Marketing on January 14, 2014. From May 2008 through November 2013, Mr. Olsen held various business development positions with Active Power, Inc. and served most recently as the Vice President, Global Sales and Marketing. Prior to joining Active Power in 2007, Mr. Olsen held various leadership positions with Wright Line LLC and APC by Schneider Electric in Denmark, Munich, Singapore and the United States.

On January 14, 2014, we entered into an employment agreement with Mr. Olsen. Under that employment agreement, Mr. Olsen’s annual base salary is $250,000, and he is eligible to receive a bonus in an amount and on terms established by our Board of Directors. Mr. Olsen is entitled to receive vacation, health insurance, and other benefits generally made available to our other executives. If we terminate Mr. Olsen’s employment other than for “Cause” (as defined in the employment agreement) or Mr. Olsen terminates his employment for a Good Reason, we will continue paying Mr. Olsen his base salary commencing on the date of termination and ending (a) six months from the date of termination, or (b) twelve months from the date of termination if the termination of employment is terminated within twelve months following a Change in Control (as defined in the employment agreement).

Director Compensation

We compensate each of our non-employee directors an annual retainer of $45,000. The Chairman of our Board of Directors receives an annual retainer of $25,000, the Chairman of the Audit Committee receives an annual retainer of $10,000, and the Chairman of the Compensation Committee received an annual retainer of $5,000.

In 2012, non-employee directors were each granted options to purchase 150,000 shares of our common stock. These options vested over a three-year period and remained outstanding at December 31, 2015.

We also reimburse our directors for travel, lodging and other reasonable out-of-pocket expenses in connection with the attendance at Board, committees, and stockholder meetings, as well as for other reasonable expenses related to service on the Board. We do not maintain any pension, nonqualified defined contribution or other deferred compensation plans for our non-employee directors. The following table summarizes compensation earned by our non-employee directors during fiscal year 2014.

Name	Fees earned or paid in cash ($)	All other compensation	Total ($)
Peter H. Woodward	$80,000		$80,000
Daniel J. Phelps	50,000		50,000

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The NASDAQ Stock Market LLC, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in a charter adopted by the Board of Directors, which is available on our website at www.totalsitesolutions.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2015, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2015 with management and Weaver & Tidwell, L.L.P., our independent registered public accounting firm;
•	Discussed with Weaver & Tidwell, L.L.P. matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit; and
•	Received written disclosures and the letter from Weaver & Tidwell, L.L.P. regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Weaver & Tidwell, L.L.P. communications with the Audit Committee and the Audit Committee further discussed with Weaver & Tidwell, L.L.P. their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Weaver & Tidwell, L.L.P., the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

Members of the Audit Committee:
Peter H. Woodward (Chairman)
Daniel J. Phelps

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our executive officers, directors and 10% stockholders are required under Section 16(a) of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of these reports must also be furnished to us. Based solely on our review of copies of reports furnished to us, or written representations that no reports were required, we believe that during 2015 our executive officers, directors and 10% stockholders complied with all filing requirements of Section 16(a) in a timely manner.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Audit Committee in accordance with its written charter reviews and approves in advance all related party transactions greater than $25,000 and follows a pre-approved process for contracts with a related party for less than $25,000.

We lease our facility in Columbia, Maryland from an entity that is 50% owned by Gerard Gallagher, a director and our Chief Technical Officer, and Thomas P. Rosato, our former Chief Executive Officer and director and a significant stockholder of the company until February 28, 2014. This lease expires in July 2016. Rent paid under this lease was $277,000 for both of the years ended December 31, 2015 and 2014, respectively.

We have $550,000 outstanding at December 31, 2015 in convertible notes payable to Mr. Gallagher. The notes bear interest at 5% per annum and are subordinated to our borrowings to Bridge Bank under our revolving credit facility. Per the terms of the notes, we paid interest of $34,000 and $32,000 during the years ended December 31, 2015 and 2014, respectively. We repaid principal against the Notes of $200,000 during each of the years ended December 31, 2015 and 2014, respectively.

We have $945,000 outstanding at December 31, 2015 in notes payable to MHW SPV II, LLC, an entity affiliated with the Chairman of our Board of Directors. The loan has a maturity date of February 3, 2020 and bears annual interest at a fixed rate of 12% per annum. The loan is secured by substantially all of our assets pursuant to the terms of a security agreement, however the loan is subordinated to the senior debt held by Bridge Bank. We paid interest of $122,000 during the year ended December 31, 2015.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

ELECTION OF DIRECTORS

(Notice Item 1)

Our Board of Directors has nominated Mr. Anthony Angelini for election at the 2016 Annual Meeting of Stockholders for a term of three years to serve until the 2019 Annual Meeting of Stockholders, and until his successor has been elected and qualified, or until his earlier death, resignation or removal.

The Board of Directors currently consists of four members, classified into three classes as follows:

•	Mr. Anthony Angelini constitutes a class with a term ending at the 2016 Annual Meeting of Stockholders;
•	Messrs. Peter H. Woodward and Daniel J. Phelps constitute a class with a term ending at the 2017 Annual Meeting of Stockholders; and
•	Mr. Gerard J. Gallagher constitutes a class with a term ending at the 2018 Annual Meeting of Stockholders.

At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

The Board of Directors has nominated Mr. Angelini for election at the 2016 Annual Meeting of Stockholders for a term of three years to serve until the 2019 Annual Meeting of Stockholders, and until his successor is elected and qualified, or until his earlier death, resignation or removal. The Class I director, Mr. Gallagher, and the Class III directors, Messrs. Woodward and Phelps, serve until the Annual Meetings of Stockholders to be held in 2018 and 2017, respectively, and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.

Unless authority to vote for this nominee is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Mr. Angelini. If Mr. Angelini becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. We have no reason to believe that Mr. Angelini will be unable or unwilling to serve as a director.

A plurality of the shares voted affirmatively at the annual meeting is required to elect the nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. ANTHONY ANGELINI AS DIRECTOR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Notice Item 2)

We are providing our stockholders a vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed under the caption “Executive Officer and Director Compensation” above. We are providing stockholders with this opportunity every three years as recommended by the stockholders at the 2013 Annual Meeting of Stockholders.

Our executive compensation program is designed to attract, motivate and retain our executive officers, who are critical to our success. Under this program, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The program contains elements of cash and equity-based compensation and is designed to align the interest of our executives with those of our stockholders.

The Board of Directors is asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers. Accordingly, the Board of Directors is asking our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in accordance with compensation disclosure rules of the Securities and Exchange Commission, including the disclosure in the compensation tables and accompanying narrative disclosure contained in the Proxy Statement relating to the 2016 Annual Meeting of Stockholders.”

The say-on-pay vote is advisory, and therefore not binding on the company, the Board of Directors or the Compensation Committee. Our Board of Directors and our Compensation Committee value the opinions of our stockholders, will consider the results of the vote on this advisory resolution and will evaluate whether any actions are warranted to address those results.

THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE RESOLUTION SET FORTH ABOVE, APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 3)

The Audit Committee has appointed Weaver & Tidwell, L.L.P. (“Weaver”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2016. The Board proposes that the stockholders ratify the appointment. Weaver audited our financial statements for the year ended December 31, 2015. We expect that representatives of Weaver will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Changes in Certifying Accountant

On September 28, 2015, we notified Grant Thornton LLP (“Grant Thornton”) that we were dismissing Grant Thornton as our independent registered public accounting firm. We engaged Weaver as our independent registered public accounting firm for the third quarter ended September 30, 2015 and our fiscal year ended December 31, 2015. The decision to dismiss Grant Thornton and to engage Weaver was approved by the Audit Committee of our Board of Directors.

The reports of Grant Thornton on our consolidated financial statements for each of the fiscal years ended December 31, 2014, and December 31, 2013, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that Grant Thornton’s audit report dated April 22, 2015, on our consolidated financial statements as of and for the years ended December 31, 2014 and 2013 contained an emphasis of matter paragraph concerning matters that raise substantial doubt about our ability to continue as a going concern. During the fiscal years ended December 31, 2014, and December 31, 2013, and the subsequent interim periods through the date of dismissal, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for those periods.

For the years ended December 31, 2014, and December 31, 2013, and through September 28, 2015, there were two “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K. As disclosed in our Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 10-K”) and our Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 10-K”), management concluded that we did not maintain effective control over financial reporting as of December 31, 2013, or December 31, 2014, as a result of the material weaknesses described in Item 9A of the 2013 10-K and the 2014 10-K, respectively, which disclosure is incorporated herein by reference. The Audit Committee has discussed the material weaknesses in our internal control over financial reporting with Grant Thornton and has authorized Grant Thornton to respond fully to any inquiries from Weaver concerning such material weaknesses.

During the fiscal years ended December 31, 2014, and December 31, 2013, and through September 28, 2015, neither we, nor anyone acting on our behalf, consulted with Weaver with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on our consolidated financial statements, and neither a written report nor oral advice was provided that Weaver concluded was an important factor considered by us in reaching a decision as to the accounting, auditing, or financial reporting issue; or (2) any matters that was either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

McGladrey LLP (“McGladrey”) resigned as our independent registered public accounting firm on January 13, 2014. McGladrey had not issued any audit reports on our financial statements. During the period of time that McGladrey served as our independent registered public accounting firm, there were no disagreements with McGladrey on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of McGladrey, would have caused it to make reference to the subject matter of the disagreements in connection with any report on our financial statements for the relevant period. During the period of time that McGladrey served as our independent registered public accounting firm, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

We engaged Grant Thornton as our independent registered public accounting firm on February 10, 2014. Grant Thornton had previously served as our independent registered public accounting firm from April 20, 2007, until September 17, 2013. In its role as our independent registered public accounting firm, Grant Thornton issued an audit opinion on our consolidated financial statements as of and for the fiscal year ended December 31, 2012, in accordance with the standards of the Public Company Accounting Oversight Board (United States). The report of Grant Thornton on our consolidated financial statements for the fiscal year ending December 31, 2012, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During our fiscal year ended December 31, 2012, and the subsequent interim periods through September 17, 2013, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for those periods. For the year ended December 31, 2012, and through September 17, 2013, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the period subsequent to September 17, 2013, and to the engagement of Grant Thornton on February 10, 2014, we did not consult with Grant Thornton, regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided that Grant Thornton concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Weaver during the year ended December 31, 2015. We did not pay any fees to Weaver during the fiscal year ended December 31, 2014.

2015
Audit fees	$150,000
Audit-related fees	—
Tax fees	—
All other fees	—
Total	$150,000

Audit Fees

Audit fees consisted of professional services rendered by Weaver in 2015 for the audit of the annual consolidated financial statements included in our Annual Report on Form 10-K, for the reviews of the consolidated quarterly financial statements included in our Forms 10-Q and assistance and review of such documents filed with the SEC.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Registered Public Accounting Firm

Consistent with policies of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility, pursuant to its written charter, for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. The Audit Committee’s policy is to approve all audit and non-audit services provided by our independent registered public accounting firm prior to the commencement of the services using a combination of pre-approvals for certain engagements up to predetermined dollar thresholds in accordance with the pre-approval policy and specific approvals for certain engagements on a case-by-case basis. The Audit Committee has delegated authority to the committee’s chairman to pre-approve between committee meetings those services that have not already been pre-approved by the committee. The chairman of the Audit Committee is required to report any such pre-approval decisions to the full committee at its next scheduled meeting.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The affirmative vote of a majority of the shares present or represented and entitled to vote at the annual meeting is required to ratify the appointment of the independent registered public accounting firm. If the stockholders do not ratify the appointment of Weaver & Tidwell, L.L.P. as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE SELECTION OF WEAVER & TIDWELL, L.L.P. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS

We have adopted a code of ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.totalsitesolutions.com. The code of ethics is also available to stockholders, without charge, upon request in writing to our Secretary at 110 E. Old Settlers Blvd, Round Rock, TX 78664. Disclosure regarding any amendments to, or waivers from, provisions of the code of ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the 2016 Annual Meeting of Stockholders. If any other business is properly brought before the 2016 Annual Meeting of Stockholders, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the proxy statement relating to our 2017 Annual Meeting of Stockholders to be furnished to all stockholders entitled to vote at our next annual meeting must be received at our principal executive offices no later than December 30, 2016 provided, however, that in the event that we hold our 2017 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2016 Annual Meeting of Stockholders, we will disclose the new deadline by which stockholder proposals must be received in our Quarterly Report on Form 10-Q. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. In accordance with our Amended and Restated Bylaws, to be considered at our Annual Meeting of Stockholders to be held in 2017, stockholder proposals must be delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be so received no later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Proposals received after that date will not be voted on at the annual meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Chief Executive Officer, TSS, Inc., 110 E. Old Settlers Blvd, Round Rock, Texas 78664.

ROUND ROCK, TEXAS
April 29, 2016

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available on the Internet at www.totalsitesolutions.com and is available in printed copy to beneficial owners of our common stock without charge upon written request to Mr. John K. Penver, Chief Financial Officer, TSS, Inc., 110 E. Old Settlers Blvd, Round Rock, Texas 78664. Exhibits will be provided upon written request and payment of an appropriate processing fee.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

TSS, Inc.

2016 Annual Meeting of Stockholders

June 9, 2016
10:00 A.M. Central Time

This Proxy is Solicited On Behalf Of The Board Of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote for the nominee for director and proposal 2 and 3.

	FOR	WITHHOLD
1. Election of one Class II director.	☐	☐

NOMINEE:

(01) Anthony Angelini

	FOR	AGAINST	ABSTAIN
2. Approval of the Compensation of our named executive officers.	☐	☐	☐
3. Ratification of the selection of Weaver and Tidwell, LLP as our independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature______________________________ **Signature**______________________________ **Date**____________, **2016.**

Please sign exactly as your name appears on this Proxy Card. When shares are held by joint owners, each of the joint owners should sign. When signing as attorney, executor, administrator, trustee or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in the full partnership name by an authorized person. If a limited liability company, please sign in full name of limited liability company by an authorized person.

The Proxy Statement and the Annual Report on Form 10-K are available at http://www.cstproxy.com/totalsitesolutions/2016

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TSS

Annual Meeting of Stockholders – June 9, 2016

The undersigned hereby appoints Anthony Angelini and Peter H. Woodward, or either of them, as attorney and proxy of the undersigned, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of TSS, Inc., a Delaware corporation, to be held at the company's principal offices at 110 E. Old Settlers Blvd., Round Rock, Texas 78664, at 10:00 A.M., Central Daylight Time, on Thursday, June 9, 2016 and at any adjournments thereof, and to vote all shares of common stock of the company registered in the meeting. The undersigned further gives the proxies authority to vote according to their best judgment on any other matters properly coming before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR". THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE MEETING. PLEASE SIGN AND RETURN THIS PROXY CARD PROMPTLY.

No postage is requested if returned in the enclosed envelope and mailed in the United States.

(Continued, and to be marked, dated and signed, on the other side)